Exhibit 99.1

Relevant portion of the transcript of the oral presentation by Jazz Pharmaceuticals plc at the J.P. Morgan Healthcare Conference in San Francisco, California on January 13, 2020:

Bruce Cozadd, Chairman & CEO, Jazz Pharmaceuticals plc

…

I have to say in 2019…we achieved record revenues.

…

I will make forward-looking statements today. Those are subject to risks and uncertainties. Please see our SEC filings for more information. I’ll also refer to certain non-GAAP financial measures. We do, of course, provide a full reconciliation to GAAP in the appendix to this presentation, which is posted on our website.

…

I will refer to guidance. Unless I specifically say otherwise, I’m referring to that guidance as of the time it was provided on November 5, 2019.

…

With reference to slide 8: I can comment today and say that Xyrem, in fact, did have net sales within our prior guidance, in fact, right at the very top end. This was excellent continued performance by Xyrem with 5.5% revenue bottle growth over 2018… Erwinaze continued to be supply-challenged. We did end the year within our guidance, with very slight growth, essentially flat to 2018. Defitelio continued its growth, double-digit growth, and did have sales within our guidance. And Vyxeos had very nice growth as well, particularly in Europe, post our launch of the product. We did come in within our guidance, although at the low end for the year.

…

With reference to slide 9: So if we add all those together, we were comfortably within our guidance on top-line revenues, which, if we look at the longer picture, gives us a 13% compound annual growth rate over the past 5 years. Now, it’s important to note that with that revenue growth, we’ve continued to grow the bottom line with over 40% of our top-line revenues dropping to after-tax adjusted net income. And looked out on a per share basis, we see about a 15% growth. Now, I will say we haven’t finished all of our accounting yet so that’s still based on the prior guidance.

…

With reference to slide 10: We’ve roughly quadrupled our R&D investment over this period…you can see that by R&D spend as a percentage of revenues. On top of that revenue growth, we’ve invested a greater fraction of that into our R&D.

…

Relevant slides from Jazz Pharmaceuticals plc’s presentation at the J.P. Morgan Healthcare Conference in San Francisco, California on January 13, 2020:

Meaghan Narcolepsy Patient th 38 Annual J.P. Morgan Healthcare Conference Bruce Cozadd, Chairman and CEO | January 13, 2020 NASDAQ: JAZZ © 2020 Jazz Pharmaceuticals all rights reserved.Meaghan Narcolepsy Patient th 38 Annual J.P. Morgan Healthcare Conference Bruce Cozadd, Chairman and CEO | January 13, 2020 NASDAQ: JAZZ © 2020 Jazz Pharmaceuticals all rights reserved.

Forward-Looking Statements “SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 This slide deck and the accompanying oral presentation contain forward-looking statements, including, but not limited to, statements related to Jazz Pharmaceuticals’ future financial and operating results, including 2019 financial guidance, 2020 goals and expectations for growth; the company’s corporate development efforts; the company’s growth strategy; future product sales and volume; planned sales and marketing and related efforts; future inventory and supply challenges; planned, ongoing and future clinical trials and other product development activities, including for JZP-458; regulatory events such as the potential EMA approval of the company's MAA for Sunosi and the potential FDA approval of lurbinectedin and additional planned regulatory submissions such as the company’s NDA for JZP-258 (with the redemption of a priority review voucher); ongoing and future product launches, including the recent launch of Sunosi in the U.S. and its anticipated potential launch in the EU; the timing of such events and activities; and other statements that are not historical facts. These forward-looking statements are based on the company’s current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward- looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: maintaining or increasing sales of ® and revenue from Xyrem (sodium oxybate) oral solution; effectively commercializing the company’s other products and product candidates; the time-consuming and uncertain regulatory approval process, including the risk that the company’s current and planned regulatory submissions, including the Sunosi MAA, planned JZP-258 NDA, and potential JZP-458 BLA may not be submitted, accepted or approved by applicable regulatory authorities in a timely manner or at all; the effectiveness of the license agreement for lurbinectedin upon HSR clearance; costly and time-consuming pharmaceutical product development and the uncertainty of clinical success, including risks related to failure or delays in initiating or completing clinical trials; protecting and enhancing the company’s intellectual property rights; delays or problems in the supply or manufacture of the company’s products and product candidates; the company’s ability to maintain rights to its products and product candidates, including Erwinaze; complying with applicable U.S. and non-U.S. regulatory requirements; government investigations and other actions; obtaining and maintaining adequate coverage and reimbursement for the company’s products; identifying and acquiring, in-licensing or developing additional products or product candidates, financing these transactions and successfully integrating acquired businesses; the company’s ability to realize the anticipated benefits of its collaborations with third parties for the development of product candidates; the ability to achieve expected future financial performance and results and the uncertainty of future tax and other provisions and estimates; and other risks and uncertainties affecting the company, including those described from time to time under the caption “Risk Factors” and elsewhere in Jazz Pharmaceuticals plc’s Securities and Exchange Commission filings and reports (Commission File No. 001-33500), including the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 and future filings and reports by the company. Other risks and uncertainties of which the company is not currently aware may also affect the company’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this slide deck and the accompanying oral presentation are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by the company on its website or otherwise. The company undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made. 2 38th Annual J.P. Morgan Healthcare Conference January 13, 2020Forward-Looking Statements “SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 This slide deck and the accompanying oral presentation contain forward-looking statements, including, but not limited to, statements related to Jazz Pharmaceuticals’ future financial and operating results, including 2019 financial guidance, 2020 goals and expectations for growth; the company’s corporate development efforts; the company’s growth strategy; future product sales and volume; planned sales and marketing and related efforts; future inventory and supply challenges; planned, ongoing and future clinical trials and other product development activities, including for JZP-458; regulatory events such as the potential EMA approval of the company's MAA for Sunosi and the potential FDA approval of lurbinectedin and additional planned regulatory submissions such as the company’s NDA for JZP-258 (with the redemption of a priority review voucher); ongoing and future product launches, including the recent launch of Sunosi in the U.S. and its anticipated potential launch in the EU; the timing of such events and activities; and other statements that are not historical facts. These forward-looking statements are based on the company’s current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward- looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: maintaining or increasing sales of ® and revenue from Xyrem (sodium oxybate) oral solution; effectively commercializing the company’s other products and product candidates; the time-consuming and uncertain regulatory approval process, including the risk that the company’s current and planned regulatory submissions, including the Sunosi MAA, planned JZP-258 NDA, and potential JZP-458 BLA may not be submitted, accepted or approved by applicable regulatory authorities in a timely manner or at all; the effectiveness of the license agreement for lurbinectedin upon HSR clearance; costly and time-consuming pharmaceutical product development and the uncertainty of clinical success, including risks related to failure or delays in initiating or completing clinical trials; protecting and enhancing the company’s intellectual property rights; delays or problems in the supply or manufacture of the company’s products and product candidates; the company’s ability to maintain rights to its products and product candidates, including Erwinaze; complying with applicable U.S. and non-U.S. regulatory requirements; government investigations and other actions; obtaining and maintaining adequate coverage and reimbursement for the company’s products; identifying and acquiring, in-licensing or developing additional products or product candidates, financing these transactions and successfully integrating acquired businesses; the company’s ability to realize the anticipated benefits of its collaborations with third parties for the development of product candidates; the ability to achieve expected future financial performance and results and the uncertainty of future tax and other provisions and estimates; and other risks and uncertainties affecting the company, including those described from time to time under the caption “Risk Factors” and elsewhere in Jazz Pharmaceuticals plc’s Securities and Exchange Commission filings and reports (Commission File No. 001-33500), including the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 and future filings and reports by the company. Other risks and uncertainties of which the company is not currently aware may also affect the company’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this slide deck and the accompanying oral presentation are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by the company on its website or otherwise. The company undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made. 2 38th Annual J.P. Morgan Healthcare Conference January 13, 2020

Robust Evolution of Jazz Over Past 5 Years

BUSINESS EXPANSION, INCLUDING NEAR DOUBLING OF REVENUES

2014		2019
3	Key Commercialized Products	5
$1.2B	Total Revenues	$2.1-$2.2B[2]
1 Launch	Launches	5 Launches (since 2016)
~870	Employees	~1,600
8	R&D Projects	> 25
6%	R&D Spend[1] as % of Revenues	11-13%[2]

[1] Non-GAAP adjusted R&D spend, unaudited. [2] Guidance provided by Jazz Pharmaceuticals plc on and as of November 5, 2019. The company expects that, for the year ended December 31, 2019, reported total revenues will meet the guidance range provided on November 5, 2019. Jazz Pharmaceuticals has not finalized its financial results for the year ended December 31, 2019 and actual results may differ.

Jazz Pharmaceuticals 5 | 38th Annual J.P. Morgan Healthcare Conference | January 13, 2020

Broad Product Portfolio Contributing to Growing Revenues

2019 NET PRODUCT SALES PROJECTED INCREASE 11-15% OVER 2018

NET PRODUCT SALES[1]
$ in millions



XYREM
(sodium oxybate) oral solution
Erwinaze
asparaginase
Erwinia chrysanthemi
DEFITELIO
(defibrotide sodium)
Vyxeos
cytarabine and daunorubicin
liposome for injection
$1,405
$1,600-$1,640
$175
$160-$195
$149
$160-$180
$101
$120-$135
2018
2019G2
2018
2019G2
2018
2019G2
2018
2019G2

Net Product Sales Charts Not Drawn to Same Scale

[1] 2018 audited. [2] G=Guidance. Guidance provided by Jazz Pharmaceuticals plc on and as of November 5, 2019. The company expects that, for the year ended December 31, 2019, reported Xyrem, Erwinaze, Defitelio and Vyxeos net product sales will meet the guidance range provided on November 5, 2019; with Xyrem at the high end of the guidance range and Vyxeos at the low end of the guidance range. The company expects Xyrem 2019 volume growth to be 5.5%. Jazz Pharmaceuticals has not finalized its financial results for the year ended December 31, 2019 and actual results may differ.

Jazz Pharmaceuticals | 8 | 38th Annual J.P. Morgan Healthcare Conference | January 13, 2020

Strong Financial Execution

CONSISTENTLY DELIVERING MORE THAN 40% OF REVENUES TO THE BOTTOM LINE


TOTAL REVENUES[1]
$ in millions
$1,173
$1,325
$1,488
$1,619
$1,891
$2,100-$2,180
+13% 5-Year CAGR
2014
2015
2016
2017
2018
2019G[2]


ADJUSTED NET INCOME PER DILUTED SHARE[3]
$7.93
$9.45
$10.14
$11.04
$13.70
$15.50-$16.15
+15% 5-Year CAGR
2014
2015
2016
2017
2018
2019G[4]

[1] 2014 to 2018 audited. [2] G=Guidance. Guidance provided by Jazz Pharmaceuticals plc on and as of November 5, 2019. The company expects that, for the year ended December 31, 2019, reported total revenues will meet the guidance range provided on November 5, 2019. Jazz Pharmaceuticals has not finalized its financial results for the year ended December 31, 2019 and actual results may differ. [3] Reconciliations of GAAP net income to non-GAAP adjusted net income can be found in the Appendix at the end of this presentation. [4] Guidance provided by Jazz Pharmaceuticals plc on and as of November 5, 2019. Jazz Pharmaceuticals plc is not confirming that guidance and actual results may differ.

Jazz Pharmaceuticals | 9 | 38th Annual J.P. Morgan Healthcare Conference | January 13, 2020

While Growing Our Commitment to R&D

FOCUS ON DIVERSIFICATION OF PORTFOLIO LEADING TO EXPANDED INVESTMENT

TOTAL R&D SPEND[1]
$ in millions


$72
$97
$147
$162
$197
$245-$265
2014
2015
2016
2017
2018
2019G[2]

R&D SPEND AS % OF TOTAL REVENUES[1]


6%
7%
10%
10%
10%
11-13%
2014
2015
2016
2017
2018
2019G[2]

[1] Non-GAAP adjusted R&D spend, unaudited. Reconciliations of GAAP to non-GAAP can be found in the Appendix at the end of this presentation.
[2] G=Guidance; Guidance provided by Jazz Pharmaceuticals plc on and as of November 5, 2019. Jazz Pharmaceuticals plc is not confirming or updating that guidance and actual results may differ.

Jazz Pharmaceuticals 10 | 38th Annual J.P. Morgan Healthcare Conference | January 13, 2020

Non-GAAP Financial Measures To supplement Jazz Pharmaceuticals’ financial results and guidance presented in accordance with GAAP, the company uses certain non-GAAP (also referred to as adjusted or non-GAAP adjusted) financial measures in this presentation and the accompanying tables. In particular, the company presents non-GAAP adjusted net income (and the related per share measure) and its line item components, as well as certain non-GAAP adjusted financial measures derived therefrom, including non-GAAP adjusted gross margin percentage, non-GAAP adjusted operating income margin percentage and non-GAAP adjusted effective tax rate. Non-GAAP adjusted net income (and the related per share measure) and its line item components exclude from reported GAAP net income (and the related per share measure) and its line item components certain items, as detailed in the reconciliation tables that follow, and in the case of non-GAAP adjusted net income (and the related per share measure), adjust for the income tax effect of non-GAAP adjustments and, as applicable, the income tax benefit related to an intra-entity intellectual property asset transfer and the benefit of the U.S. Tax Cuts and Job Act (U.S. Tax Act). In this regard, the components of non-GAAP adjusted net income, including non-GAAP cost of product sales, non-GAAP selling, general and administrative expenses and non-GAAP research and development expenses, are income statement line items prepared on the same basis as, and therefore components of, the overall non-GAAP adjusted net income measure. The company believes that each of these non-GAAP financial measures provides useful supplementary information to, and facilitates additional analysis by, investors and analysts. In particular, the company believes that each of these non-GAAP financial measures, when considered together with the company’s financial information prepared in accordance with GAAP, can enhance investors’ and analysts’ ability to meaningfully compare the company’s results from period to period and to its forward-looking guidance, and to identify operating trends in the company’s business. In addition, these non-GAAP financial measures are regularly used by investors and analysts to model and track the company’s financial performance. Jazz Pharmaceuticals’ management also regularly uses these non-GAAP financial measures internally to understand, manage and evaluate the company’s business and to make operating decisions, and compensation of executives is based in part on certain of these non-GAAP financial measures. Because these non-GAAP financial measures are important internal measurements for Jazz Pharmaceuticals’ management, the company also believes that these non-GAAP financial measures are useful to investors and analysts since these measures allow for greater transparency with respect to key financial metrics the company uses in assessing its own operating performance and making operating decisions. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures; should be read in conjunction with the company’s condensed consolidated financial statements prepared in accordance with GAAP; have no standardized meaning prescribed by GAAP; and are not prepared under any comprehensive set of accounting rules or principles. In addition, from time to time in the future there may be other items that the company may exclude for purposes of its non-GAAP financial measures; and the company has ceased, and may in the future cease, to exclude items that it has historically excluded for purposes of its non-GAAP financial measures. Likewise, the company may determine to modify the nature of its adjustments to arrive at its non-GAAP financial measures. Because of the non-standardized definitions of non-GAAP financial measures, the non-GAAP financial measures as used by Jazz Pharmaceuticals in this presentation and the accompanying tables have limits in their usefulness to investors and may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies. 29 38th Annual J.P. Morgan Healthcare Conference January 13, 2020Non-GAAP Financial Measures To supplement Jazz Pharmaceuticals’ financial results and guidance presented in accordance with GAAP, the company uses certain non-GAAP (also referred to as adjusted or non-GAAP adjusted) financial measures in this presentation and the accompanying tables. In particular, the company presents non-GAAP adjusted net income (and the related per share measure) and its line item components, as well as certain non-GAAP adjusted financial measures derived therefrom, including non-GAAP adjusted gross margin percentage, non-GAAP adjusted operating income margin percentage and non-GAAP adjusted effective tax rate. Non-GAAP adjusted net income (and the related per share measure) and its line item components exclude from reported GAAP net income (and the related per share measure) and its line item components certain items, as detailed in the reconciliation tables that follow, and in the case of non-GAAP adjusted net income (and the related per share measure), adjust for the income tax effect of non-GAAP adjustments and, as applicable, the income tax benefit related to an intra-entity intellectual property asset transfer and the benefit of the U.S. Tax Cuts and Job Act (U.S. Tax Act). In this regard, the components of non-GAAP adjusted net income, including non-GAAP cost of product sales, non-GAAP selling, general and administrative expenses and non-GAAP research and development expenses, are income statement line items prepared on the same basis as, and therefore components of, the overall non-GAAP adjusted net income measure. The company believes that each of these non-GAAP financial measures provides useful supplementary information to, and facilitates additional analysis by, investors and analysts. In particular, the company believes that each of these non-GAAP financial measures, when considered together with the company’s financial information prepared in accordance with GAAP, can enhance investors’ and analysts’ ability to meaningfully compare the company’s results from period to period and to its forward-looking guidance, and to identify operating trends in the company’s business. In addition, these non-GAAP financial measures are regularly used by investors and analysts to model and track the company’s financial performance. Jazz Pharmaceuticals’ management also regularly uses these non-GAAP financial measures internally to understand, manage and evaluate the company’s business and to make operating decisions, and compensation of executives is based in part on certain of these non-GAAP financial measures. Because these non-GAAP financial measures are important internal measurements for Jazz Pharmaceuticals’ management, the company also believes that these non-GAAP financial measures are useful to investors and analysts since these measures allow for greater transparency with respect to key financial metrics the company uses in assessing its own operating performance and making operating decisions. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures; should be read in conjunction with the company’s condensed consolidated financial statements prepared in accordance with GAAP; have no standardized meaning prescribed by GAAP; and are not prepared under any comprehensive set of accounting rules or principles. In addition, from time to time in the future there may be other items that the company may exclude for purposes of its non-GAAP financial measures; and the company has ceased, and may in the future cease, to exclude items that it has historically excluded for purposes of its non-GAAP financial measures. Likewise, the company may determine to modify the nature of its adjustments to arrive at its non-GAAP financial measures. Because of the non-standardized definitions of non-GAAP financial measures, the non-GAAP financial measures as used by Jazz Pharmaceuticals in this presentation and the accompanying tables have limits in their usefulness to investors and may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies. 29 38th Annual J.P. Morgan Healthcare Conference January 13, 2020

Reconciliation of GAAP to Non-GAAP Adjusted Net Income

In millions, except per share amounts (unaudited)	2014	2015	2016	2017	2018	2019 Financial Guidance[2]
GAAP net income[1]	$ 58.4	$ 329.5	$ 396.8	$ 487.8	$ 447.1	$460 - $520[3]
Intangible asset amortization	126.6	98.2	102.0	152.1	201.5	350 - 370[3]
Share-based compensation expense	69.6	91.6	98.8	106.9	102.4	110 - 125
Loss contingency	--	--	--	--	57.0	--
Impairment charges and disposal costs	39.4	31.5	--	--	44.0	--
Upfront and milestone payments	202.6	25.0	23.8	101.5	11.0	104
Transaction and integration related costs	28.8	18.2	13.6	--	--	--
Acquisition accounting inventory fair value step-up adjustments	10.5	--	--	--	--	--
Expenses related to certain legal proceedings and restructuring	1.9	1.6	6.1	6.0	--	--
Non-cash interest expense	13.7	22.7	22.1	30.0	44.0	40 - 50
Loss on extinguishment and modification of debt	--	16.8	0.6	--	--	--
Income tax effect of above adjustments	(53.8)	(39.6)	(36.7)	(58.8)	(60.9)	(80) - (100)
Income tax benefit related to intra-entity intellectual property asset transfer	--	--	--	--	--	(112)
U.S. Tax Act benefit	--	--	--	(148.8)	(7.5)	--
Amount attributable to noncontrolling interests	(1.5)	--	--	--	--	--
Non-GAAP adjusted net income	$ 496.3	$ 595.5	$ 627.2	$ 676.7	$ 838.6	$900 - $930
GAAP net income per diluted share[1]	$ 0.93	$ 5.23	$ 6.41	$ 7.96	$ 7.30	$8.00 - $9.00[3]
Non-GAAP adjusted net income per diluted share	$ 7.93	$ 9.45	$ 10.14	$ 11.04	$ 13.70	$15.50 - $16.15
Weighted-average ordinary shares used in diluted per share calculation	62.6	63.0	61.9	61.3	61.2	58

Note: Amounts may not total due to rounding.
[1] 2014 to 2018 audited. [2] Guidance provided by Jazz Pharmaceuticals plc on and as of November 5, 2019. Jazz Pharmaceuticals plc is not confirming or updating that guidance and actual results may differ. [3] Includes expected intangible asset amortization of $111 million in the fourth quarter of 2019 as a result of the Company's notification to the FDA of its intention to redeem its priority review voucher for the planned NDA submission for JZP-258.

Jazz Pharmaceuticals 30 | 38th Annual J.P. Morgan Healthcare Conference | January 13, 2020

Reconciliation of GAAP R&D to Non-GAAP Adjusted R&D Expense

In millions (unaudited)	2014	2015	2016	2017	2018	2019G[2]
GAAP R&D expense[1]	$85.2	$135.3	$162.3	$198.4	$226.6	$267-$292
Share-based compensation expense	(12.2)	(13.4)	(15.3)	(17.9)	(19.0)	(22-27)
Transaction and integration related costs	(1.2)	--	(0.5)	--	--	--
Upfront and milestone payments	--	(25.0)	--	(18.5)	(11.0)	--
Restructuring charges	--	(0.2)	--	--	--	--
Non-GAAP adjusted R&D expense	$71.8	$96.7	$146.5	$162.1	$196.6	$245-$265

Note: Amounts may not total due to rounding.
[1] 2014 to 2018 audited.
[2] G=Guidance; Guidance provided by Jazz Pharmaceuticals plc on and as of November 5, 2019. Jazz Pharmaceuticals plc is not confirming or updating that guidance and actual results may differ.

Jazz Pharmaceuticals
31 | 38th Annual J.P. Morgan Healthcare Conference | January 13, 2020